TCW ETF TRUST

(the “Trust”)

TCW Compounders ETF

(the “Fund”)

Supplement dated August 23, 2024

to the Prospectus and Statement of Additional Information (“SAI”)

of the Fund, a series of the Trust1

Joseph Shaposhnik will not serve as a portfolio manager to the Fund after September 30, 2024. At that time, Eli Horton will continue to serve as a portfolio manager of the Fund, and David Epstein will be named to serve as a portfolio manager of the Fund. The following changes will be made to the Prospectus effective close of business on September 30, 2024.

All references to Mr. Shaposhnik in the Prospectus and SAI will be deleted.

The second paragraph on page 8 of the Prospectus will be deleted in its entirety and replaced with the following:

Portfolio Managers: Eli Horton and David Epstein are primarily and jointly responsible for the day-to-day management of the Fund. Messrs. Horton and Epstein have been portfolio managers of the Fund since its inception and October 2024, respectively. Mr. Horton is a Managing Director at the Adviser and was a portfolio manager for the Predecessor Mutual Fund since November 2023. Mr. Epstein is a Senior Vice President at the Adviser.

The fifth paragraph on page 21 of the Prospectus will be deleted in its entirety and replaced with the following:

Eli Horton and David Epstein are primarily and jointly responsible for the day-to-day management of the Fund. Messrs. Horton and Epstein have been portfolio managers of the Fund since its inception and October 2024, respectively. Mr. Horton is a Managing Director at the Adviser and was a portfolio manager for the Predecessor Mutual Fund since November 2023. Mr. Epstein is a Senior Vice President at the Adviser.

Shareholders of the Fund should retain this Supplement for future reference.

1 The Fund’s Prospectus is dated May 3, 2024, as supplemented on May 17, 2024 and June 13, 2024. The Fund’s SAI is dated May 3, 2024, as supplemented on May 17, 2024, June 13, 2024 and June 22, 2024.